UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2026

WASTE ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-55049	27-3098487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Oakland Hills Court Fairfield, California 94534
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 424.570.9446

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Nil	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 1, 2026, Scott Gallagher, Chairman, President, Chief Executive Officer and Interim Chief Financial Officer of Waste Energy Corp. (the “Company”), purchased an aggregate of 400,000 shares of the Company’s common stock in open-market transactions using personal funds.

The purchases consisted of 315,000 shares acquired at a price of $0.0029 per share and 85,000 shares acquired at a price of $0.0028 per share.

Immediately prior to these purchases, Mr. Gallagher directly beneficially owned 1,305,714 shares of the Company’s common stock. Following the purchases described above, Mr. Gallagher directly beneficially owns 1,705,714 shares of the Company’s common stock.

The Company is making this disclosure promptly in order to publicly disclose the transactions while Mr. Gallagher completes the process of obtaining updated filing credentials and access required under the Securities and Exchange Commission’s current EDGAR access system. Mr. Gallagher intends to file the required Form 4 reporting these transactions promptly following completion of that process.

This Current Report on Form 8-K does not constitute or replace Mr. Gallagher’s reporting obligations under Section 16(a) of the Securities Exchange Act of 1934.

The information contained in this Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE ENERGY CORP.

Date:	September 2, 2026
By:	/s/ Scott Gallagher
Scott Gallagher
Chairman, President, Chief Executive Officer and Interim Chief Financial Officer